Earnings per Share	12 Months Ended
Dec. 31, 2023
Earnings Per Share [Abstract]
Earnings per Share	Earnings per Share
Stock Dividend On July 1, 2023, the Company paid a stock dividend of four percent to common shareholders of record at the close of business on June 15, 2023. For all periods presented, share information, including basic and diluted earnings per share, has been adjusted retroactively to reflect this change.
The following table displays a reconciliation of the information used in calculating basic and diluted earnings per common share for the years ended December 31, 2023, 2022, and 2021, which have been restated for stock dividends. Diluted earnings per common share incorporates the potential impact of contingently issuable shares, including awards which require future service as a condition of delivery of the underlying common stock.

(dollars in thousands, except per share data)	2023	2022	2021
Net income available to common shareholders	$956	$20,751	$22,517
Weighted average common shares outstanding	7,039,323	7,063,054	7,148,144
Effect of dilutive equity-based awards	—	—	—
Weighted average dilutive common shares outstanding	7,039,323	7,063,054	7,148,144
Basic earnings per share	$0.14	$2.94	$3.15
Diluted earnings per share	$0.14	$2.94	$3.15
The dilutive effect of restricted share units is reflected in diluted earnings per share unless the impact is anti-dilutive, by application of the treasury stock method.
Repurchase Program
Pursuant to the Company's 2019 Repurchase Plan, as amended, management is given discretion to determine the number and pricing of the shares to be purchased by the Company from time to time, as well as the timing of any such purchases. The Company did not repurchase any shares during 2023. As of December 31, 2023, $5.0 million remained available for share repurchases pursuant to the plan.